OTHER EXPENSES	12 Months Ended
Dec. 31, 2015
Restructuring And Impairment [Abstract]
Restructuring And Impairment
NOTE 18—OTHER EXPENSES:
a. Impairments, restructuring and others:
Impairments, restructuring and others consisted of the following:
	Year ended December 31,
	2015	2014	2013

	(U.S. $ in millions)
Impairment of long-lived assets (see notes 6 and 8)	$361	$387	$524
Contingent consideration (see note 3)	399	(20)	36
Acquisition costs	211	13	27
Restructuring	183	246	201
Other	(23)	24	-
Total	$1,131	$650	$788

Impairments

In determining the estimated fair value of the long-lived assets, Teva utilized a discounted cash flow model. The key assumptions within the model related to forecasting future revenue and operating income, an appropriate weighted average cost of capital, and an appropriate terminal value based on the nature of the long-lived asset. The Company's updated forecasts of net cash flows for the impaired assets reflect, among other things, the following: (i) for research and development in-process assets, the impact of changes to the development programs, the projected development and regulatory timeframes and the risks associated with these assets; and (ii) for product rights, pricing and volume projections as well as patent life and any significant changes to the competitive environment.

Impairment of long-lived assets in 2015 amounted to $361 million, comprised of:

  Identifiable intangible assets impairments of $265 million were recorded, comprised of impairment of $133 million, following a decrease in sales projections of Synribo®, and other product rights impairments of $132 million due to current market conditions and supply chain challenges in various Teva markets. In 2014 and 2013, impairments of identifiable intangible assets were $224 million and $393 million, respectively.
  Property, plant and equipment - $96 million, based on management decisions regarding their expected use as a result of Teva's planned plant rationalization, which triggered a reassessment of fair value. In 2014 and 2013, property, plant and equipment impairment was $163 million and $61 million, respectively.

Contingent consideration

In 2015, Teva recorded $399 million of contingent consideration expenses, including $311 million following the positive phase 2b results of TEV-48125 in both chronic and episodic migraine prevention and $63 million due to the FDA approval of BendekaTM, compared to income of $20 million in 2014 and an expense of $36 million in 2013.

Acquisition costs

In 2015, Teva recorded $211 million of acquisition expenses, comprised mainly of expenses related to its intended Actavis Generics and Rimsa acquisitions as well as a $105 million expense, reflecting the difference between the purchase price of the interest acquired in Mylan and its fair value as of June 30, 2015, compared to $13 million and $27 million in 2014 and 2013, respectively.

Restructuring

In 2015, Teva recorded $183 million of restructuring expenses, compared to $246 million and $201 million in 2014 and 2013, respectively. These expenses were primarily incurred in various initiatives as part of cost saving efforts.

b. Share in losses of associated companies–net:

Share in losses of associated companies – net amounted to $121 million, compared to $5 million in 2014.

Following an other-than-temporary loss in value of our investment in Mesoblast due to adverse changes in market conditions, an impairment of $171 million was recorded for the year ended December 31, 2015 under "Share in losses of associated companies – net".

In addition, a $24 million currency translation adjustment was reclassified from accumulated other comprehensive loss to "Share in losses of associated companies - net", due to dilution of our equity holdings in Mesoblast.

The amounts mentioned above were recorded net of income tax of $71 million.